Filed with the Securities and Exchange Commission on February 24, 2022

1933 Act Registration File No. 333-________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.   ___

[ ] Post-Effective Amendment No.  ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day pursuant to Rule 488.

Title of Securities Being Registered:

AXS Income Opportunities Fund – Class A, Class D and Class I

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The RBB Fund, Inc.

On behalf of

Orinda Income Opportunities Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-855-467-4632

[             ]

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Orinda Income Opportunities Fund (the “Acquired Fund”), a series of The RBB Fund, Inc. (the “Company”), has been scheduled for May 6, 2022 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Acquired Fund into the AXS Income Opportunities Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”). The Reorganization Agreement will provide for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

Orinda Asset Management LLC (“Orinda”) is the investment advisor for the Acquired Fund. If the Reorganization is approved by shareholders of the Acquired Fund, AXS Investments LLC (“AXS”) will serve as the investment advisor for the Acquiring Fund. The investment objectives, strategies and policies of the Acquiring Fund and the Acquired Fund are the same or substantially similar, as further described in the attached Proxy Statement/Prospectus. In addition, the Acquired Fund’s portfolio manager, who is currently an employee of Orinda, will continue to serve as the portfolio manager for the Acquiring Fund as an employee of AXS, and will be responsible for day-to-day management of the Acquiring Fund.

As described further below, in order to implement the Reorganization, IMST II will establish the Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

The RBB Fund, Inc.		Investment Managers Series Trust II
Orinda Income Opportunities Fund		AXS Income Opportunities Fund
Class A Shares	→	Class A Shares
Class D Shares	→	Class D Shares
Class I Shares	→	Class I Shares

If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization will not be implemented, the Acquired Fund will remain in the Company and Orinda will continue to serve as investment advisor of the Acquired Fund. The Board of Directors of the Company (the “Board”) may then consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible merger with another fund or liquidation of the Acquired Fund.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Acquired Fund’s investment advisor, Orinda, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Reorganization Agreement.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-855-467-4632. If you were a shareholder of record of the Acquired Fund as of the close of business on March 18, 2022, the record date for the Special Meeting, you are entitled to notice of, and to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Salvatore Faia

President

The RBB Fund, Inc.

On behalf of

Orinda Income Opportunities Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-855-467-4632

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 6, 2022

The RBB Fund, Inc., a Maryland corporation (the “Company”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Orinda Income Opportunities Fund (the “Acquired Fund”) on May 6, 2022, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, at 11:00 a.m. local time. As we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location we plan to announce any such updates on the Acquired Fund’s website, www.orindafunds.com, and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon the proposal below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Income Opportunities Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders of record of the Acquired Fund at the close of business on March 18, 2022, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

YOUR VOTE IS IMPORTANT.

Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

By Order of the Board of Directors of The RBB Fund, Inc.

James Shaw

Secretary

The RBB Fund, Inc.

On behalf of

Orinda Income Opportunities Fund

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-855-467-4632

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Orinda Income Opportunities Fund (the “Acquired Fund”), a series of The RBB Fund, Inc. (the “Company”) at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for AXS Income Opportunities Fund (the “Acquiring Fund”), a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Company in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to the Acquired Fund (the “Reorganization Agreement”) between the Company and IMST II (the form of which is attached as Appendix A) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Approval of the shareholders of the Acquired Fund is needed to proceed with the Reorganization of the Acquired Fund. The Special Meeting will be held on May 6, 2022 to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented, the Acquired Fund will remain in the Company and Orinda Asset Management LLC (“Orinda”) will remain the investment advisor of the Acquired Fund. The Board of Directors of the Company (the “Board”) may then consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible merger with another fund or the liquidation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund proposed to be reorganized into the Acquiring Fund?

Answer: Orinda, the Acquired Fund’s current investment advisor, believes that the Reorganization will provide benefits to the Acquired Fund’s existing shareholders in the form of operating expenses that are expected to be lower than the operating expenses of the Acquired Fund, and that the Reorganization has the potential to increase Fund assets. In addition, Orinda believes that the Acquired Fund’s existing shareholders could benefit from the services expected to be provided by AXS Investments LLC (“AXS”), which would serve as the Acquiring Fund’s investment advisor, and from the Acquired Fund being reorganized as a series of IMST II. Although AXS is a relatively new investment advisor, it is led by a team of executives who have extensive experience with large financial institutions, including with the management and distribution of mutual funds, exchange-traded funds, and closed-end funds. Orinda believes that the Acquired Fund can benefit from these executives’ investment advisory experience and that the relationship with AXS may help differentiate the Acquiring Fund in the mutual fund marketplace. Orinda also believes that the total annual operating expenses of the Acquiring Fund, which are expected to be lower than those of the Acquired Fund, and the benefits of the Acquiring Fund’s relationship with AXS could potentially make the Acquiring Fund more attractive to prospective investors, which could potentially add size and scale to the Acquiring Fund and result in decreased operating expenses over the long term. Therefore, Orinda has recommended, and the Board has approved, that the Acquired Fund be reconstituted as a series of IMST II.

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Question: Who will manage the Acquiring Fund?

Answer: Currently, Orinda is the investment advisor to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund. If the Reorganization is approved, AXS will become the investment advisor to the Acquiring Fund and the Acquired Fund’s current portfolio manager, who is currently an employee of Orinda, would continue to serve as the portfolio manager of the Acquiring Fund as an employee of AXS. Because the portfolio manager for the Acquired Fund will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed. However, Orinda will not be involved with the Acquiring Fund.

AXS and IMST II have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which permits AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). The Order allows AXS to hire or replace a sub-advisor and modify any existing or future agreement with a sub-advisor without obtaining shareholder approval. A shareholder vote would still be required to replace AXS with another investment advisor. The Company does not have a similar exemptive order with respect to the operation of the Acquired Fund.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Reorganization Agreement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund corresponding in class to the shareholder’s shares of the Acquired Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Reorganization of the Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Company		IMST II
Orinda Income Opportunities Fund		AXS Income Opportunities Fund
Class A Shares	→	Class A Shares
Class D Shares	→	Class D Shares
Class I Shares	→	Class I Shares

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If the Reorganization Agreement is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization of the Acquired Fund is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about May 13, 2022.

Question: Will the Board and Service Providers Change?

Answer: Yes. The Company and IMST II have different boards of directors/trustees and officers. The Company and IMST II also have different arrangements for custody, administration, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Company and IMST II by the following:

	Company	IMST II
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objectives and substantially similar investment strategies and policies as the Acquired Fund, as further described in the attached Proxy Statement/Prospectus. AXS will serve as the investment advisor to the Acquiring Fund and Orinda will not be involved with the Acquiring Fund. However, the portfolio manager of the Acquired Fund, who is currently an employee of Orinda, will become an employee of AXS and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization; therefore, the Acquiring Fund will be managed in substantially the same way as the Acquired Fund. The primary differences will be: (1) the investment advisor to the Acquiring Fund will be AXS rather than Orinda; (2) except for the independent registered public accounting firm, the service providers that provide Third Party Service Arrangements to the Acquiring Fund will be different; (3) the Acquiring Fund will be a series of IMST II instead of the Company; (4) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund’s board of directors; and (5) the total annual operating expenses of the Acquiring Fund are expected to be lower than those of the Acquired Fund.

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You will receive shares of the Acquiring Fund corresponding in class to your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of those shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or their shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. Following the Reorganization, the total annual fund operating expenses (before waivers) of the Acquiring Fund are expected to be lower than those of the Acquired Fund. AXS has agreed, for a period of two years from the date of the Reorganization, to maintain the same expense limitation for the Acquiring Fund currently in place for the Acquired Fund. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Identical to the Acquired Fund, the Acquiring Fund will have Rule 12b-1 Plan fees of 0.25% and 1.00% on the Acquiring Fund’s Class A and Class D shares, respectively.

Question: Will there be any changes in the purchase and redemption procedures or investment minimums?

Answer: Shares of both the Acquired Fund and the Acquiring Fund may be purchased by mail, by phone, by wire, or from your dealer, financial adviser or other financial intermediary. The Acquired Fund and the Acquiring Fund both allow for redemption requests to be made by mail or telephone as well as payments in the form of check or federal wire transfer. The initial investment minimums for the Acquiring Fund’s Class A, Class D and Class I shares are lower than the initial investment minimums for the Acquired Fund’s Class A, Class D and Class I Shares, respectively.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Will other parties receive benefits from the Reorganization?

Answer: If shareholders of the Acquired Fund approve the Reorganization, AXS will replace Orinda as investment advisor and AXS will receive investment advisory fees for serving as the investment advisor of the Acquiring Fund. Orinda has entered into a Transaction Agreement with AXS. Pursuant to the Transaction Agreement, Orinda will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders.

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Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Acquired Fund and the Acquiring Fund do not expect any portfolio repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities, in connection with the Reorganization. However, if any such portfolio repositioning were to occur, such costs would be borne by the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Directors taken?

Answer: After careful consideration and upon recommendation of Orinda, the Board approved the Reorganization Agreement and authorized the solicitation of proxies on the proposal.

Question: How does the Board of Directors recommend that I vote?

Answer: After careful consideration and upon recommendation of Orinda, the Board of Directors recommends that shareholders vote “FOR” the Reorganization.

Question: Who is AST Fund Solutions, Inc.?

Answer: AST Fund Solutions, Inc. is a third-party proxy vendor that has been engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: AXS (or any affiliate thereof), UMB Financial Services, Inc. (or any affiliate thereof) ("UMBFS") and Mutual Fund Administration, LLC (or any affiliate thereof) ("MFAC") will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies. AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs. Neither the Acquired Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Additionally, you may vote in person by attending the Special Meeting on May 6, 2022. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

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Question: Who is eligible to vote?

Answer: Shareholders of record of the Acquired Fund as of the close of business on March 18, 2022 (the “Record Date”), are entitled to vote at the Special Meeting of shareholders or any adjournment thereof. Shareholders of record of the Acquired Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposals presented at the Special Meeting.

Question: What vote is required to approve the Proposals?

Answer: Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

Question: What will happen if the proposal is not approved by shareholders?

Answer: If sufficient votes are not obtained to approve the proposal, then the Reorganization will not be implemented, the Acquired Fund will remain in the Company and Orinda will continue to serve as investment advisor of the Acquired Fund. The Board may then consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible merger with another fund or the liquidation of the Acquired Fund.

Question: Who do I call if I have questions?

Answer: Please call AST Fund Solutions at the toll-free number listed on your ballot if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 7:00 p.m. Eastern Time.

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THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

[    ], 2022

FOR THE REORGANIZATION OF

Orinda Income Opportunities Fund

a series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

1-855-467-4632

INTO

AXS Income Opportunities Fund

a series of Investment Managers Series Trust II

c/o UMB Fund Service, Inc

235 W. Galena Street

Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Orinda Income Opportunities Fund, a series of the Company, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 on May 6, 2022 at 11:00 a.m. local time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the proposal below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Orinda Income Opportunities Fund (the “Acquired Fund”) to the AXS Income Opportunities Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

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2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted by writing to the Company, by voting in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Company, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Maryland corporation. The Acquiring Fund is a newly created series of IMST II, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Acquired Fund, each dated December 30, 2021 filed with the SEC on December 20, 2021 (Accession No. 0001398344-21-024188);

•	Semi-Annual Report to Shareholders of the Acquired Fund dated February 28, 2021 filed with the SEC on May 7, 2021(Accession No. 0001398344-21-009933); and

•	Annual Report to Shareholders of the Acquired Fund dated August 31, 2021 filed with the SEC on November 4, 2021 (Accession No. 0001398344-21-020929).

The Acquired Fund’s Prospectus dated December 30, 2021, Semi-Annual Report to Shareholders for the period ended February 28, 2021, containing unaudited financial statements, and Annual Report to Shareholders for the fiscal year ended August 31, 2021, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Company or by calling 1-855-467-4632.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal and before investing. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [ ], 2022 (the “SAI”), relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The SAI and additional information about the Acquired Fund and Acquiring Fund have been filed with the SEC and is available upon request and without charge by calling or writing to the Acquired Fund c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 and the Acquiring Fund at 235 W. Galena Street, Milwaukee, Wisconsin 53212. The Company expects that this Proxy Statement will be mailed to shareholders on or about [    ], 2022.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on May 6, 2022. This Proxy Statement is available on the Internet at www.orindafunds.com. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at the toll-free number listed on your ballot. Representatives are available Monday through Friday 9:00 a.m. to 7:00 p.m. Eastern Time.

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Date: [ ], 2022

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

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I.	Proposal — To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Orinda Asset Management LLC (“Orinda”), the investment advisor for the Acquired Fund, the Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a new series of IMST II (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on January 20, 2022, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Company. Orinda currently is the investment advisor to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund’s portfolio. Orinda has recommended that the Acquired Fund be reconstituted as a series of IMST II. In order to reconstitute the Acquired Fund under the IMST II umbrella, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST II. If shareholders approve the Reorganization of the Acquired Fund, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives of the Acquired Fund and the Acquiring Fund are the same, and the strategies and policies are substantially similar, as described in more detail below. After the Reorganization of the Acquired Fund, AXS Investments LLC (“AXS”) will serve as the Acquiring Fund’s investment advisor. The Acquired Fund’s portfolio manager, who is currently an employee of Orinda, will continue to serve as the portfolio manager for the Acquiring Fund as an employee of AXS, and will be responsible for day-to-day management of the Acquiring Fund.

The Company is a multiple series fund, organized as a Maryland corporation, that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST II is a multiple series trust, organized as a Delaware statutory trust, that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST II is not affiliated with the Company or Orinda. The Company’s Board is different than IMST II’s Board of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Company and IMST II by the following entities:

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	Company	IMST II
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Company believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Company of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the Acquiring Fund’s shares in the Reorganization.

Furthermore, neither the Acquired Fund nor the Acquiring Fund will pay for the cost of the Reorganization and the Special Meeting. AXS (or any affiliate thereof), UMB Fund Services, Inc. (or any affiliate thereof) ("UMBFS"), and Mutual Fund Administration LLC (or any affiliate thereof) ("MFAC") will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Orinda and AXS also may solicit proxies, without special compensation, by telephone or otherwise. AXS UMBFS and MFAC (or their affiliates) will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs.

The Board of the Company, including a majority of the Directors who are not “interested persons” of the Acquired Fund as defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (i) the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders, and that the Reorganization of the Acquired Fund was expected to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code; (ii) that the investment objectives, principal investment strategies, policies and risks of the Acquired Fund were the same or substantially similar as those of the Acquiring Fund; (iii) the portfolio manager of the Acquired Fund will continue as portfolio manager of the Acquiring Fund; (iv) that the advisory fee to be paid to AXS would not change from the fee paid to the Acquired Fund’s current advisor; (v) that the total annual fund operating expenses of the Acquiring Fund were expected to be lower than the total annual fund operating expenses of the Acquired Fund; (vi) that AXS had agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement to ensure that total annual fund operating expenses of the Acquiring Fund will be no higher than the total annual fund operating expense of the Acquired Fund through at least May 13, 2024; (vii) the qualifications and experience of the Acquiring Fund’s new service providers upon reorganization; (viii) that the Reorganization would not result in the dilution of shareholders’ interests; (ix) that the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; (x) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (xi) that the Reorganization was recommended by Orinda, the Acquired Fund’s current advisor, and Orinda’s belief that the Reorganization of the Acquired Fund to a new trust with a new advisor could result in more customized distribution support, and could result in the growth of assets.

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Based on the foregoing and Orinda’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Table and Example

The following shows the actual fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of its fiscal year ended August 31, 2021, as well as the pro-forma expenses of the Acquiring Fund following the Reorganization. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other expenses” shown for the Acquiring Fund are estimates.

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Shareholder Fees (fees paid directly from your investment)		Acquired Fund Class A		Acquiring Fund Class A (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)		5.00%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)		None		None
Wire Fee		$15		$20
Overnight Check Delivery Fee		$15		$25
Retirement Account fees (annual maintenance fee)		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		0.25%		0.25%
Other Expenses		0.40%		0.34%(1)
Dividend and Interest Expenses on Short Sales	0.09%		0.09%
All Other Expenses	0.31%		0.25%
Acquired Fund Fees and Expenses(2)		0.02%		0.02%(1)
Recoupment of Fees Waived and/or Expenses Reimbursed(3)		0.03%		--
Total Annual Fund Operating Expenses(3),(4)		1.70%		1.61%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)	Until December 31, 2022, the Acquired Fund Advisor has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class A shares of average daily net assets of 1.65% (excluding certain items discussed below). In determining the Acquired Fund Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Acquired Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Acquired Fund Advisor will continue such waiver for the Acquired Fund after December 31, 2022. If at any time the Acquired Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.65% for the Acquired Fund’s Class A Shares. The Acquired Fund Advisor is entitled to reimbursement by the Acquired Fund of the forgone advisory fees waived and other payments remitted by the Acquired Fund Advisor to the Acquired Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Acquired Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.
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(4)	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65% of the average daily net assets of Class A shares of the Acquiring Fund. This agreement is in effect until May 13, 2024, and it may be terminated before that date only by the IMST II Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full years after the date of the waiver or payment. Any such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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Shareholder Fees (fees paid directly from your investment)		Acquired Fund Class D		Acquiring Fund Class D (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)		None		None
Wire Fee		$15		$20
Overnight Check Delivery Fee		$15		$25
Retirement Account fees (annual maintenance fee)		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		1.00%		1.00%
Other Expenses		0.40%		0.34%(1)
Dividend and Interest Expenses on Short Sales	0.09%		0.09%
All Other Expenses	0.31%		0.25%
Acquired Fund Fees and Expenses(2)		0.02%		0.02%(1)
Recoupment of Fees Waived and/or Expenses Reimbursed(3)		0.03%		--
Total Annual Fund Operating Expenses(3),(4)		2.45%		2.36%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)	Until December 31, 2022, the Acquired Fund Advisor has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class D shares of average daily net assets of 2.40% (excluding certain items discussed below). In determining the Acquired Fund Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Acquired Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Acquired Advisor will continue such waiver for the Acquired Fund after December 31, 2022. If at any time the Acquired Fund’s total annual Fund operating expenses(excluding acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.40% for the Acquired Fund’s Class D Shares. The Acquired Fund Advisor is entitled to reimbursement by the Acquired Fund of the forgone advisory fees waived and other payments remitted by the Acquired Fund Advisor to the Acquired Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Acquired Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.
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(4)	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.40% of the average daily net assets of Class D shares of the Acquiring Fund. This agreement is in effect until May 13, 2024, and it may be terminated before that date only by the IMST II Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full years after the date of the waiver or payment. Any such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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Shareholder Fees (fees paid directly from your investment)		Acquired Fund Class I		Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)		None		None
Wire Fee		$15		$20
Overnight Check Delivery Fee		$15		$25
Retirement Account fees (annual maintenance fee)		$15		$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.40%		0.34%(1)
Dividend and Interest Expenses on Short Sales	0.09%		0.09%
All Other Expenses	0.31%		0.25%
Acquired Fund Fees and Expenses(2)		0.02%		0.02%(1)
Recoupment of Fees Waived and/or Expenses Reimbursed(3)		0.03%		--
Total Annual Fund Operating Expenses(3),(4)		1.45%		1.36%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)	Until December 31, 2022, the Acquired Fund Advisor has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I shares of average daily net assets of 1.40% (excluding certain items discussed below). In determining the Acquired Fund Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Acquired Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Acquired Fund Advisor will continue such waiver for the Acquired Fund after December 31, 2022. If at any time the Acquired Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.40% for the Acquired Fund’s Class I Shares. The Acquired Fund Advisor is entitled to reimbursement by the Acquired Fund of the forgone advisory fees waived and other payments remitted by the Acquired Fund Advisor to the Acquired Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Acquired Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.
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(4)	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% of the average daily net assets of Class I shares of the Acquiring Fund. This agreement is in effect until [May 13, 2024], and it may be terminated before that date only by the IMST II Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full years after the date of the waiver or payment. Any such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund ($100,000 for Acquired Fund Class I Shares) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The Example for the Acquired Fund reflects the - Acquired Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A Shares	$664	$1,003	$1,365	$2,380
Acquiring Fund – Class A Shares (Pro forma)	$729	$1,054	$1,401	$2,376
Acquired Fund – Class D Shares	$248	$757	$1,293	$2,759
Acquiring Fund – Class D Shares (Pro forma)	$239	$736	$1,260	$2,696
Acquired Fund – Class I Shares	$1,476	$4,523	$7,792	$17,045
Acquiring Fund – Class I Shares (Pro forma)	$138	$431	$745	$1,635

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of the Acquired Fund and the Acquiring Fund are the same. The principal strategies and risks and the investment limitations and restrictions of the Acquired Fund and the Acquiring Fund are substantially similar. Each Fund’s investment objectives, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objectives of the Acquired Fund and the Acquiring Fund are identical. Each Fund’s investment objectives are non-fundamental and may be changed by the respective Board of Directors or Board of Trustees, as applicable, without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired Fund/Acquiring Fund	Investment Objectives
Orinda Income Opportunities Fund/AXS Income Opportunities Fund	Seeks to maximize current income with potential for modest growth of capital.

Comparison of Principal Investment Strategies

The principal investment strategies of the Acquired Fund are substantially similar to the principal investment strategies of the Acquiring Fund. Each Fund seeks to achieve its investment objectives by using the following strategies.

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Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund

The Acquired Fund will attempt to achieve its investment objective by investing in U.S. and non-U.S. securities and investment instruments including, but not limited to, equity securities, debt securities, and derivatives. The Acquired Fund’s allocation to these various security types and asset classes will vary over time in response to changing market opportunities with the goal of maximizing current income.

The Acquired Fund may invest without limit in equity securities of issuers of any market capitalization. The types of equity securities in which the Acquired Fund will generally invest include common stocks, preferred stocks, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), rights, warrants, depositary receipts and other investment companies, including exchange-traded funds (“ETFs”). The Acquired Fund’s equity investments may also take the form of depositary receipts including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Acquired Fund generally invests in dividend paying stocks. The Acquired Fund may invest up to 25% of its net assets in initial public offerings (“IPOs”). The Acquired Fund may also invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets.

The Acquired Fund will generally invest at least 50% of its net assets in REITs. As a result of its investments in REITs, the Acquired Fund will be concentrated in the real estate industry. The Acquired Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.

The Acquired Fund may invest without limit in debt securities, provided that no more than 30% of its net assets are invested in debt securities rated below investment grade (known as “junk bonds”). The types of debt securities in which the Acquired Fund may invest generally include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, exchange-traded notes (“ETNs”), floating rate loans, convertible securities, inflation-linked debt securities and subordinated debt securities. The Acquired Fund invests in debt securities with a broad range of maturities and the Acquired Fund’s investments may have fixed or variable principal payments.

Under normal market conditions, the Acquiring Fund seeks to achieve its investment objectives by investing in U.S. and non-U.S. securities and investment instruments including, but not limited to, equity securities, debt securities, and derivatives. The Acquiring Fund’s allocation to these various security types and asset classes will vary over time in response to changing market opportunities with the goal of maximizing current income. The Acquiring Fund may invest without limit in foreign securities, and up to 50% of the Acquiring Fund’s net assets may be invested in the securities of issuers located in emerging markets.

Emerging markets are those countries that are considered to be emerging markets or developing economies by the World Bank or the International Finance Corporation or are included in any of Morgan Stanley Capital International (MSCI) emerging market indices.

The Acquiring Fund may invest without limit in equity securities of issuers of any market capitalization, and the Acquiring Fund will generally invest in the equity securities of real estate investment trusts (“REITs”) and registered investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in the equity securities of master limited partnerships (“MLPs”). The types of equity securities in which the Acquiring Fund will generally invest include common stock, preferred stock, rights, warrants, and depositary receipts. The Acquiring Fund’s investments in depositary receipts may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Acquiring Fund generally invests in dividend paying stocks. The Acquiring Fund may invest up to 25% of its net assets in initial public offerings (“IPOs”).

The Acquiring Fund generally invests at least 50% of its net assets in REITs. As a result of its investments in REITs, the Acquiring Fund is concentrated in the real estate industry.

The Acquiring Fund may invest without limit in debt securities, provided that no more than 30% of its net assets are invested in debt securities rated below investment grade (known as “junk bonds”). The types of debt securities in which the Acquiring Fund may invest generally include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non- U.S. governmental entities, mortgage-related or mortgage- backed securities (including “sub-prime” mortgages), asset- backed securities, exchange-traded notes (“ETNs”), floating rate loans, convertible securities, inflation-linked debt securities and subordinated debt securities. The Acquiring Fund invests in debt securities of any duration and with a broad range of maturities, and the Acquiring Fund’s investments may have fixed or variable principal payments.

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Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund

The Acquired Fund may invest up to 85% of its net assets in derivatives, including options, futures (such as bond, index, interest rate and currency futures, but excluding commodities futures) and swaps (such as credit-default swaps, interest rate swaps and total return swaps). These derivative instruments may be used for investment purposes, to modify or hedge the Acquired Fund’s exposure to a particular investment market related risk, to manage the volatility of the Acquired Fund, to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates and as a substitute for purchasing or selling securities.

The Acquired Fund may utilize leverage (by borrowing against a line of credit for investment purposes) up to one-third of the value of its assets as part of the portfolio management process. The Acquired Fund may also sell securities short with respect to 100% of its net assets and may lend its portfolio securities to generate additional income. A short sale is the sale by the Acquired Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.

The Acquired Fund will sell (or close a position in) a security when Orinda Asset Management LLC (the “Acquired Fund’s Advisor”) determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid. It is expected that the Acquired Fund will have a portfolio turnover in excess of 100% on an annual basis. The Acquired Fund’s investment strategies may periodically result in a significant portion of its assets being invested in the securities of companies in the same sector of the market.

The Acquired Fund’s Advisor may also invest up to 100% of the Acquired Fund’s total assets in cash, money-market instruments, bank obligations and other high-quality debt securities for temporary defensive purposes.

The Acquiring Fund may also invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.

The Acquiring Fund may invest up to 85% of its net assets in derivatives, including options, futures (such as bond, index, interest rate and currency futures, but excluding commodities futures) and swaps (such as credit-default swaps, interest rate swaps and total return swaps). These derivative instruments may be used for investment purposes; to modify or hedge the Acquiring Fund’s exposure to a particular investment or market related risk; to manage the volatility of the Acquiring Fund; to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; and as a substitute for purchasing or selling securities.

The Acquiring Fund may utilize leverage (by borrowing against a line of credit for investment purposes) equal to up to one-third of the value of its assets as part of the portfolio management process. The Acquiring Fund may also sell securities short with respect to 100% of its net assets and may lend its portfolio securities to generate additional income. A short sale is the sale by the Acquiring Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.

From time to time, the Acquiring Fund may have a significant portion of its assets in one or more market sectors. In pursuing its investment objectives, the Acquiring Fund may engage in frequent trading.

The Acquiring Fund’s Advisor may sell all or a portion of a position in the Acquiring Fund’s portfolio when, in its opinion, one or more of the following occurs, among other reasons: (1) the security or instrument has achieved its investment expectations; (2) the Advisor identifies more attractive investment opportunities for the Acquiring Fund; or (3) the Acquiring Fund requires cash to meet redemption requests.

16

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund and the Acquiring Fund, which are set forth in the following table. Although the Funds describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and substantially similar investment strategies. Unlike the Acquired Fund, the Acquiring Fund includes “Asset Segregation Risk,” “Emerging Markets Risk,” “Equity Risk,” “LIBOR Risk,” “COVID-19 Related Market Events,” “Short Sales Risk,” and “Warrants and Rights Risk” as principal risks. Unlike the Acquiring Fund, the Acquired Fund includes “Depositary Receipt Risk,” “Futures Risk,” “Options Risk,” and “Swaps Risk” as principal risks. The risks of the Funds are described below in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
No corresponding risk factor for the Acquired Fund.	Asset Segregation Risk. As a series of an investment company registered with the SEC, the Acquiring Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Acquiring Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Acquiring Fund’s investment in such investments) even if they are covered.
Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.	Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.
No corresponding risk factor for the Acquired Fund.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Acquiring Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

17

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Credit Risk. The issuers of the bonds and other debt securities held by the Acquired Fund may not be able to make interest or principal payments. This may impair the Acquired Fund’s liquidity or cause a deterioration in the Acquired Fund’s net asset value. In addition, the Acquired Fund may incur expenses in an effort to protect the Acquired Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.	Credit Risk. If an issuer or guarantor of a debt security held by the Acquiring Fund or a counterparty to a financial contract with the Acquiring Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Acquiring Fund’s portfolio will typically decline.
Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.	Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.
Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Acquired Fund assets, Acquired Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Acquired Fund, the investment advisor, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Acquired Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Acquired Fund and its investment advisor have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Acquired Fund or its investment advisor. Successful cyber-attacks or other cyber-failures or events affecting the Acquired Fund or its service providers may adversely impact and cause financial losses to the Acquired Fund or its shareholders. Issuers of securities in which the Acquired Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Acquiring Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Acquiring Fund, the Advisor and/or other service providers (including custodians, sub- custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Acquiring Fund shares may be affected. Issuers of securities in which the Acquiring Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

18

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Depositary Receipt Risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. In addition, investment in ADRs, EDRs and GDRs may be less liquid than the underlying shares in their primary trading market.	No corresponding risk factor for the Acquiring Fund. See “Foreign Investment Risk” below.
Derivatives Risk. The Acquired Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Acquired Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Acquired Fund’s original investment.	Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Acquiring Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Acquiring Fund may not correlate with the value of the underlying instrument or the Acquiring Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Acquiring Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

19

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
No corresponding risk factor for the Acquired Fund. See “Foreign and Emerging Market Securities Risk” below.	Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.
No corresponding risk factor for the Acquired Fund.	Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.
Exchange-Traded Fund and Mutual Fund Risk. When the Acquired Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETFs or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Acquired Fund also will incur brokerage costs when it purchases ETFs. Index ETFs may not track their underlying indices.	ETF and Mutual Fund Risk. Investing in ETFs or mutual funds (including other funds managed by the Acquiring Fund’s Advisor) will provide the Acquiring Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Acquiring Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Acquiring Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Acquiring Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

20

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.	Exchange-Traded Note Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.
Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer- term and lower rated securities are more volatile than shorter-term and higher rated securities.
Foreign and Emerging Market Securities Risk. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.	Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

21

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.	No corresponding risk factor for the Acquiring Fund. See “Derivatives Risk” above.
Government-Sponsored Entities Risk. Securities issued by U.S. government-sponsored entities may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.	Government-Sponsored Entities Risk. The Acquiring Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.
High-Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.	High-Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.
Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.	Same as the Acquired Fund.

22

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Interest Rate Risk. The market value of fixed income securities changes in response to interest rate changes and other factors. Generally, prices of fixed income securities will increase as interest rates fall and will decrease as interest rates rise. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.	Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Acquiring Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Acquiring Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Acquiring Fund to liquidate portfolio securities at disadvantageous prices and times.
Large Companies Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain or maintain high growth rates during periods of economic expansion.	See “Market Capitalization Risk” below.
Leverage and Short Sales Risk. Leverage is the practice of borrowing money to purchase securities. If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale will be successful if the price of the shorted security decreases, however, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.	Leveraging Risk. Certain Fund transactions, such as entering into futures contracts, options, and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
No corresponding risk factor for the Acquired Fund.	LIBOR Risk. Many financial instruments, financings or other transactions to which the Acquiring Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Acquiring Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Acquiring Fund or the financial instruments in which the Acquiring Fund invests cannot yet be determined and may adversely affect the Acquiring Fund’s performance or net asset value.

23

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Management Risk. The skill of the Advisor will play a significant role in the Acquired Fund’s ability to achieve its investment objective. The Acquired Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Advisor and on its ability to correctly identify economic trends.	Management and Strategy Risk. The value of your investment depends on the judgment of the Acquiring Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.
No corresponding risk factor for the Acquired Fund. See “Large Companies Risk” above, and “Small and Medium Companies Risk” below.	Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small- capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
Market Risk. The value of the Acquired Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Acquired Fund, and you could lose money.	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

24

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Master Limited Partnership Risk. Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

Master Limited Partnership (“MLP”) Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in low volumes due to their small capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Acquiring Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs generally own and operate assets that are used in the energy sector, and they are therefore subject to risks impacting that sector, including, among others, fluctuations in commodity prices and/or interest rates, increased governmental or environmental regulation, reduced availability of commodities, declines in production, extreme weather and other natural disasters, and threats of terrorist attacks on energy assets. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. The Acquiring Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Acquiring Fund.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. A U.S. entity that is treated as a partnership for federal income tax purposes is not itself subject to federal income tax. Instead, the entity’s partners are required to report on their federal income tax returns their shares of each item of the entity’s income, gain, loss and deduction for each taxable year of the entity ending with or within the partner’s taxable year. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s basis in its partnership interest, and is generally treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s basis in the partnership. If the Fund invests in the equity securities of an MLP, the Fund will be a partner in that MLP. Thus, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The cash distributions that the Fund may receive with respect to its investments in equity securities of MLPs may exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which could result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be treated as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

25

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Acquired Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. The risk of default is generally higher in mortgage-related investments that include sub-prime mortgages. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Acquiring Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Acquiring Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Acquiring Fund, reducing the values of those securities or in some cases rendering them worthless. The Acquiring Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Acquired Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.	No corresponding risk factor for the Acquiring Fund. See “Derivatives Risk” above.
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more on an annualized basis) increases the Acquired Fund’s transaction costs (including brokerage commissions and dealer costs), which adversely impacts the Acquired Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Acquired Fund had lower portfolio turnover.	Portfolio Turnover Risk. Active and frequent trading of the Acquiring Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Acquiring Fund’s performance. A high rate of portfolio turnover is 100% or more.

26

Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.
Real Estate and REIT Concentration Risk. The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment. Investments in REITs may involve duplication of management fees and other expenses.

Real Estate Investment Trust (REIT) Risk. In addition to the risks associated with securities of companies participating in the real estate industry, such as declines in the value of real estate, risks related to general and local economic conditions, decreases in property revenues, and increases in prevailing interest rates, property taxes and operating expenses, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. A REIT could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs or to maintain its exemption from registration under the Investment Company Act of 1940 (“1940 Act”). Various factors including the above may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In addition, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments. By investing in REITs indirectly through the Acquiring Fund, in addition to bearing a proportionate share of the expenses of the Acquiring Fund, shareholders of the Acquiring Fund will also indirectly bear similar expenses of the REITs in which the Fund invests.

Real Estate Industry Risk. Because the Acquiring Fund concentrates its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. The Acquiring Fund’s investments in non-U.S. REITs are subject to the risks associated with foreign investments and emerging markets generally including different legal and accounting standards than U.S. companies, less regulations, less liquid securities markets, and volatility in the prices of securities due to economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.

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Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.	Private Placements and Restricted Securities Risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Acquiring Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Acquiring Fund’s net asset value.
Sector Risk. To the extent the Acquired Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, an adverse economic, business or political development affecting that region or sector may affect the value of the Acquired Fund’s investments more, and the Acquired Fund’s investments may be more volatile, than if its investments were not so concentrated in such geographic region or economic sector.	Sector Focus Risk. The Acquiring Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Acquiring Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.
No corresponding risk factor for the Acquired Fund. See “Leverage and Short Sales Risk” above.	Short Sales Risk. In connection with a short sale of a security or other instrument, the Acquiring Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Acquiring Fund replaces the security or other instrument borrowed to make the short sale, the Acquiring Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Acquiring Fund and may not adequately protect against losses in or may result in greater losses for the Acquiring Fund’s portfolio.

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Acquired Fund	Acquiring Fund
Orinda Income Opportunities Fund	AXS Income Opportunities Fund
Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.	See “Market Capitalization Risk” above.
Swaps Risk. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Acquired Fund. Such transactions can have the potential for unlimited losses.	No corresponding risk factor for the Acquiring Fund. See “Derivatives Risk” above.
No corresponding risk factor for the Acquired Fund.	Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Acquiring Fund will lose any amount paid for the warrant or right.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations of the Acquired Fund and the Acquiring Fund are substantially similar. The Acquiring Fund has a fundamental investment limitation regarding diversification whereas the Acquired Fund has no such fundamental investment limitation. The fundamental limitations may only be amended with shareholder approval.

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Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Issuing Senior Securities and Borrowing

The Acquired Fund may not borrow money or issue senior securities, except that the Acquired Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the Acquired Fund’s total assets at the time of such borrowing and provided that there is at least 300% asset coverage for the borrowings of the Acquired Fund. The Acquired Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Acquired Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Acquired Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Acquired Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

The Acquired Fund may not issue any senior securities, except as permitted under the 1940 Act. (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in the limitation above, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

The Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Acquiring Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

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Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Underwriting	The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	The Acquiring Fund may not act as underwriter, except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Diversification

No corresponding fundamental investment limitation for the Acquired Fund.

However, due to the Acquired Fund’s principal investment strategy and investment process, the Acquired Fund has operated as a diversified fund and will consider itself to be a diversified fund under the 1940 Act going forward. This means that with respect to 75% of the Acquired Fund’s total assets, the Acquired Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer. This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

With respect to 75% of the Acquiring Fund’s total assets, the Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.
Real Estate	The Acquired Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.	The Acquiring may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).
Concentration	With the exception of the real estate industry, in which the Acquired Fund will concentrate, the Acquired Fund may not invest 25% or more of its total assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)	The Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Acquiring Fund will concentrate in the real estate industry.
Commodities	The Acquired Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Acquired Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.	The Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Acquiring Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

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Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Loans	The Acquired Fund may not make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.	The Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Acquiring Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquiring Fund’s net assets.

The Acquired Fund has non-fundamental limitations with respect to (i) making investments in issuers for the purpose of exercising control or management, and (ii) purchasing securities on margin, while the Acquiring Fund does not. The non-fundamental limitations of the Acquired Fund and Acquiring Fund with respect to illiquid investments are substantially similar. The Acquired Fund and the Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Control or Management	The Acquired Fund may not make investments for the purpose of exercising control or management, but investments by the Acquired Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.	No corresponding non-fundamental investment policy.
Margin	The Acquired Fund may not purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.	No corresponding non-fundamental investment policy.
Illiquid Investments	The Acquired Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Acquired Fund’s net assets.	The Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

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E.	Comparison of Investment Advisory Agreements

Investment Advisory Agreements

Orinda Asset Management LLC provides investment management and investment advisory services to the Acquired Fund. Subject to the general supervision of the Board, Orinda manages the Acquired Fund’s portfolio and is responsible for the selection and management of all portfolio investments of the Acquired Fund in accordance with the Acquired Fund’s investment objective and policies. Orinda is located at 3390 Mt. Diablo Boulevard, Suite 250, Lafayette, California 94549. Orinda is an SEC-registered investment advisory firm formed in 2010. As of August 31, 2021, the Adviser had approximately $199 million in assets under management.

Orinda serves as the investment advisor to the Acquired Fund pursuant to an investment advisory agreement dated May 1, 2017 (the “Investment Advisory Agreement”) with the Company. The Investment Advisory Agreement between the Company and Orinda describes the services Orinda provides to the Acquired Fund, which generally include investment research and management for the Acquired Fund and the purchase and sale of securities for the Acquired Fund’s portfolio. Under the terms of the Investment Advisory Agreement, Orinda is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with any matter related to the Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of Orinda’s duties or obligations under the Investment Advisory Agreement or by reason of Orinda’s reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Investment Advisory Agreement continues in force from year to year with respect to the Acquired Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Investment Advisory Agreement may be terminated with respect to Acquired Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Orinda; or (ii) by Orinda on 60 days’ written notice to the Company. In addition, the Investment Advisory Agreement with respect to the Acquired Fund will terminate automatically upon its assignment. The Investment Advisory Agreement with respect to the Acquired Fund was submitted for approval by the initial shareholder of the Acquired Fund prior to the Acquired Fund’s commencement of operations on May 1, 2017. The Investment Advisory Agreement with respect to the Acquired Fund was last renewed by the Company’s Board on May 12-13, 2021.

Pursuant to the Investment Advisory Agreement, for its services, Orinda is entitled to receive an annual management fee as listed below of the Acquired Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended August 31, 2021, Orinda received advisory fees, net of fee waivers pursuant to its expense limitation agreement with the Company on behalf of the Acquired Fund, as follows:

Fund Name	Contractual Management Fee to Advisor (average daily net assets)	Management Fees Paid to Orinda for the Fiscal Year Ended August 31, 2021
Orinda Income Opportunities Fund	1.00%	1.00%

Until December 31, 2022, Orinda has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D Shares of average daily net assets of 1.40%, 1.65%, and 2.40%, respectively (excluding certain items discussed below). In determining Orinda’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Acquired Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that Orinda will continue such waiver for the Acquired Fund after December 31, 2022.

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If at any time the Acquired Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.40%, 1.65%, and 2.40%, for the Acquired Fund’s Class I, Class A and Class D Shares, respectively, Orinda is entitled to reimbursement by the Acquired Fund of the forgone advisory fees waived and other payments remitted by Orinda to the Acquired Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Acquired Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The investment advisory fees paid by the Acquired Fund to Orinda and the fee waiver during the Acquired Fund’s most recent fiscal year ended August 31, 2021, were as follows:

Fund Name	Gross Advisory Fees	Waiver and/or Reimbursements	Net Advisory Fees
Orinda Income Opportunities Fund	$1,840,514	$53,072	$1,893,586

As of the most recent fiscal year ended August 31, 2021, the Acquired Fund had amounts available for recoupment as follows:

EXPIRATION
AUGUST 31, 2022	AUGUST 31, 2023	AUGUST 31, 2024
$ —	$ —	$ —

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended August 31, 2021.

If the Reorganization is approved, AXS, with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573, will become the investment advisor to the Acquiring Fund pursuant to a new investment advisory agreement between IMST II, on behalf of the Acquiring Fund, and AXS (the “AXS Investment Advisory Agreement”). Similar to the current Investment Advisory Agreement between the Company and Orinda, the AXS Investment Advisory Agreement describes the services AXS will provide to the Acquiring Fund, which are similar to the services currently provided by Orinda to the Acquired Fund. In addition, as the Acquiring Fund’s investment advisor, AXS has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection will be responsible for making recommendations to the Board of Trustees of IMST II with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. However, AXS currently has no intention to hire a sub-advisor with respect to the Acquiring Fund. AXS is not liable to IMST II under the terms of the AXS Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the AXS Investment Advisory Agreement. In addition, as with the Investment Advisory Agreement with Orinda, the AXS Investment Advisory Agreement will terminate automatically upon its assignment. If the Reorganization is approved by the shareholders of the Acquired Fund, the AXS Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the AXS Investment Advisory Agreement, unless sooner terminated as provided in the AXS Investment Advisory Agreement. The AXS Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

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For its services under the AXS Investment Advisory Agreement, AXS will be entitled to a management fee at the specified annual rate of 1.00% of the Acquiring Fund’s average daily net assets, which is the same rate that Orinda currently is entitled to receive from the Acquired Fund.

AXS has contractually agreed until [May 13, 2024], to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40%, 1.65% and 2.40% of the average daily net assets of Class I, Class A and Class D Shares, respectively, of the Acquiring Fund.

AXS will be permitted to seek reimbursement from the Acquiring Fund, subject to limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years from the date of any such waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Manager of Managers Structure

AXS and IMST II have received an exemptive order from the SEC for the Acquiring Fund which permits AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). The Order allows AXS, subject to the approval of the IMST II Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, has responsibility to oversee any sub-advisor for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-advisor, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of the Acquiring Fund will have approved the operation of the Acquiring Fund under any “manager of managers” structure prior to the closing of the Reorganization, and Acquired Fund shareholders, including in their ultimate capacities as shareholders of the Acquiring Fund, are not being asked to vote on this matter.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Acquiring Fund under its AXS Investment Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the IMST II Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS will: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

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F.       Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Acquired Fund	Acquiring Fund
Quasar Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Acquired Fund.	IMST Distributors, LLC, a wholly owned subsidiary of Foreside Fund Services, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Fund.
The Board of the Company has approved a Distribution Agreement and adopted Plans of Distribution for Class A and Class D shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor is entitled to receive from the Acquired Fund a distribution fee with respect to Class A and Class D Shares of the Acquired Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares, and of up to 1.00% on an annualized basis of the average daily net assets of the Class D Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Acquired Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class D Shares and may cost you more than paying other types of sales charges.	IMST II has adopted a plan on behalf of the Acquiring Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Acquiring Fund to pay distribution fees for the sale and distribution of its Class A and Class D Shares, and/or shareholder liaison service fees in connection with the provisions of personal services to shareholders of Class A and Class D Shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares, and of up to 1.00% of the average daily net assets of the Class D Shares. Since these fees are paid out of the Acquiring Fund’s assets attributable to the Acquiring Fund’s Class A and Class D Shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A and Class D Shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Acquiring Fund associated with that class of shares.
Class I Shares are not subject to any distribution fees under the Plans.	Class I Shares are not subject to any distribution fees under the 12b-1 Plan.
Orinda and/or its affiliates, at their discretion, may make payments from their own resources and not from Acquired Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Acquired Fund, its service providers or their respective affiliates, as incentives to help market and promote the Acquired Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.	AXS may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub- administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. AXS, out of its own resources, and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. AXS may pay cash compensation for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders. AXS may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Acquired Fund compared to those of the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Acquired Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment

The minimum initial investment in Class I Shares is $100,000 and there is no minimum subsequent investment amount.

The minimum initial investment in Class A and Class D Shares of the Acquired Fund is $5,000 and there is no minimum subsequent investment amount.

The minimum initial and subsequent investment requirements may be reduced or waived from time to time.

The minimum initial investment in Class I Shares is $5,000 and there is no minimum subsequent investment amount.

The minimum initial investment in Class A and Class D Shares of the Acquiring Fund is $2,500. To add to your account, Class A and Class D Shares require $100 for Automatic Investment Plans and $500 for all other accounts.

The Acquiring Fund reserves the right to waive or reduce the above minimum investment requirements at the discretion of the Advisor. The Acquiring Fund may change the investment minimums at any time.

Purchase of Shares

Shares of the Acquired Fund may be purchased:

•  By Mail

•  By check

•  By wire transfer of funds via a bank or through an approved financial intermediary authorized by the Acquired Fund to receive purchase orders.

Shares of the Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of IMST II and current or retired directors and employees of AXS and its affiliates.

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	Acquired Fund	Acquiring Fund
Redeeming (Selling) Shares

You may redeem Shares of the Acquired Fund at the next NAV calculated after a redemption request is received by the transfer agent in good order. The Acquired Fund’s NAVs are calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares only on days the NYSE is open for business.

You may redeem Shares of the Acquired Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Acquired Fund. There is generally no charge for a redemption.

You may redeem shares of the Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in good order. The Acquiring Fund’s shares are redeemable on any business day the NYSE is open for business.

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.

Shareholders who purchased shares directly from the Acquiring Fund may sell their shares by mail, telephone, or wire.

Automatic Investment Plan and Systematic Withdrawal Plan

The Acquired Fund allows investors to make additional purchases at regular intervals through an automatic investment plan. Automatic investments must be at least $100.

The Acquired Fund also allows investors to establish a systematic withdrawal plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, an investor’s account balance must be at least $20,000 and each withdrawal amount must be for a minimum of $100.

The Acquiring Fund allows investors to establish an automatic investment plan to invest a specific amount of money into their account. Automatic investments must be at least $100.

The Acquiring Fund also allows investors to establish a systematic withdrawal plan to automatically redeem a predetermined amount (minimum of $1,000) on a monthly or quarterly basis.

Exchanges	The Acquired Fund does not allow for any exchanges.	Shareholders may exchange Class A and Class I shares of the Acquiring Fund for the same class of shares of other funds managed by AXS. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. In order to limit expenses, the Acquiring Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A and Class I shares.

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	Acquired Fund	Acquiring Fund
Small Accounts	The Acquired Fund reserves the right to redeem a shareholder’s account in the Acquired Fund at any time the value of the account in the Acquired Fund falls below $2,000 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $2,000 and will be allowed 30 days to make additional investments before the redemption is processed.

The Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment. The Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.

Such automatic redemption will not apply to current Acquired Fund shareholders receiving Acquiring Fund shares in the Reorganization.

Redemption Fees	The Acquired Fund imposes no redemption fees.	Same as the Acquired Fund.
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the receipt of an order for a redemption.	Same as the Acquired Fund.
Redemptions In-Kind	In stressed market conditions, redemption methods may include redeeming in kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedures Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.	During conditions that make the payment of cash unwise and/or in order to protect the interests of the Acquiring Fund’s remaining shareholders, the Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.

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	Acquired Fund	Acquiring Fund
Dividends and Distributions

The Acquired Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Acquired Fund unless a shareholder elects otherwise.

The Acquired Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Acquired Fund at least annually.

The Acquired Fund may pay additional distributions and dividends at other times if necessary for the Acquired Fund to avoid U.S. federal tax.

The Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
Frequent Trading	The Acquired Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquired Fund’s performance.	Same as the Acquired Fund.
Net Asset Value Per Share (“NAV”)	The offering price of each class of the Acquired Fund’s shares is the NAV per share of that class. The Acquired Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Investors can purchase Shares of the Acquired Fund only on days the NYSE is open. Shares will be purchased at the NAV next computed, plus any applicable sales charge, after the time the application and funds are received in proper order and accepted by the Acquired Fund.	The offering price of each class of the Acquiring Fund’s shares is the NAV per share of that class. The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class shares. The Acquiring Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. The NAV for each class is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquiring Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAVs on days when you are not able to buy or sell Acquiring Fund shares.

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G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve a Reorganization Agreement to reorganize the Acquired Fund into the Acquiring Fund. Under the Reorganization Agreement, shareholders of the Acquired Fund would receive a number of full and fractional Class A Shares, Class D Shares and Class I Shares of the Acquiring Fund having an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the shareholders’ Class A Shares, Class D Shares and Class I Shares, respectively, in the Acquired Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional Class A Shares, Class D Shares or Class I Shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Class A Shares, Class D Shares or Class I Shares, as the case may be, in the Acquired Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined, minus the contingent deferred sales charge, if applicable, after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV, minus the contingent deferred sales charge and redemption fee, if applicable. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

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The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on May 13, 2022, or such other date agreed to by the Company and IMST II.

AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) will bear all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting, the costs associated with preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. AXS, UMBFS and MFAC (or their affiliates) will also bear the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interests of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. Shareholders of Class A Shares of the Acquired Fund will receive Class A Shares of the Acquiring Fund in the Reorganization, shareholders of Class D Shares of the Acquired Fund will receive Class D Shares of the Acquiring Fund in the Reorganization, and shareholders of Class I Shares of the Acquired Fund will receive Class I Shares of the Acquiring Fund in the Reorganization.

3.	Board Considerations Relating to the Proposed Reorganization

At the Company’s Board meeting held on January 20, 2022, and reconvened on Thursday, January 27, 2022 (the “Meeting”), Orinda, the Acquired Fund’s investment advisor, recommended that the Directors approve the Reorganization. At the meeting, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund. They considered and discussed a draft of the Reorganization Agreement contained in the materials.

The Board reviewed the responses to the questionnaire provided by Orinda, AXS and IMST II regarding the proposed Reorganization and the proposed expenses and service providers for the Acquiring Fund. The Board reviewed the expected total operating expense ratio for the Acquiring Fund, which would be lower than the total operating expense ratio of the Acquired Fund, and considered that AXS had indicated that it would enter into a two-year expense limitation agreement with respect to the Acquiring Fund. The Board noted that the Acquiring Fund would have the same investment objectives and substantially similar investment strategies as the Acquired Fund following the close of the Reorganization.

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After careful consideration, the Directors (including a majority of the Independent Directors), determined that the Reorganization would not dilute the interests of the Acquired Fund’s existing shareholders and approved the Reorganization Agreement.

In approving the proposed Reorganization, the Directors, including the Independent Directors (with the advice and assistance of independent counsel), also considered, among other things:

•	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that the investment objectives of the Acquired Fund and the Acquiring Fund are the same, and that the investment strategies and policies are substantially similar;

•	that the portfolio manager of the Acquired Fund will continue as the portfolio manager of the Acquiring Fund as an employee of AXS;

•	that the advisory fee to be paid to AXS under the Acquiring Fund’s investment advisory agreement would be the same as the advisory fee paid to Orinda under the Acquired Fund’s investment advisory agreement;

•	that the total annual operating expenses of the Acquiring Fund are expected to be lower than the current total annual operating expenses of the Acquired Fund;

•	that AXS had agreed to enter into an expense limitation agreement that would cap the Acquiring Fund’s total annual operating expenses for a period of two years from the date of the Reorganization at the same level as the expense cap for the Acquired Fund;

•	that, based on the estimated pro forma expense ratios for the Acquiring Fund, the Acquiring Fund is expected to operate below the expense cap under the expense limitation agreement;

•	the qualifications and experience of the Acquiring Fund’s service providers;

•	that the independent registered public accounting firm of the Acquired Fund would continue as the independent registered public accounting firm of the Acquiring Fund;

•	that the Reorganization was recommended by Orinda and that Orinda had been periodically looking for a strategic partner since November 2018;

•	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

•	that the Acquired Fund would not bear the costs of the proposed Reorganization;

•	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

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The Board also considered that both Orinda and AXS have an interest in recommending the Reorganization to the Board. If shareholders of the Acquired Fund approve the Reorganization, AXS will replace Orinda as investment advisor and AXS will receive investment advisory fees for serving as the investment advisor of the Acquiring Fund. In addition, Orinda has entered into a Transaction Agreement with AXS pursuant to which Orinda will receive certain payments from AXS following the Reorganization. Such payments will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders. In this regard, the Board considered that IMST II has represented that the Acquiring Fund will comply with Section 15(f) of the 1940 Act (which is discussed in further detail below).

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Orinda would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including a majority of the Independent Directors, approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund, that the Acquired Fund would remain within the Company and that Orinda would continue to serve as investment advisor to the Acquired Fund. The Board may then consider whether any additional action may be necessary, including the possible merger with another fund or liquidation of the Acquired Fund.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Company believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Company believes the Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Company will receive an opinion of counsel with respect to the Reorganization substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

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•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Company, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Company is not aware of any adverse state income tax consequences, the Company has not made any investigation as to those consequences for the shareholders upon transfer, notwithstanding generally applicable non-recognition rules. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Acquired Fund is a series of the Company. The Company is an open-end, registered management investment company and was organized as a Maryland corporation on February 29, 1988. The operations of the Company are governed by its Articles of Incorporation, Bylaws, and Maryland corporate law. The Acquiring Fund is a series of IMST II. IMST II is an open-end, registered management investment company and was organized as a Delaware Statutory Trust on September 13, 2013. The operations of IMST II are governed by its Agreement and Declaration of Trust, Bylaws, and the Delaware Statutory Trust Act. The operations of the Company and IMST II are also governed by applicable federal law. Differences in rights provided for in the respective governing instruments of these entities are discussed below.

Shares. The Company is authorized to issue 100,000,000,000 shares of common stock. The Board of Directors of the Company has the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Company has authority to issue. IMST II is authorized to issue an unlimited number of shares of beneficial interest and shareholders. Both the shareholders of the Company and IMST II have no preemptive rights.

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Voting.

The Company. Pursuant to the Company’s Articles of Incorporation and Bylaws, each shareholder of record of shares of the Corporation having voting power shall be entitled at each meeting of the shareholders to one vote for each share of Common Stock, irrespective of the class, then standing in his or her name on the books of the Corporation or as otherwise provided by the By-Laws, and on any matter submitted to a vote of shareholders, all shares of Common Stock then issued and outstanding and entitled to vote shall be voted in the aggregate and not by class except that: (i) when expressly required by law, shares of Common Stock shall be voted by individual class and (ii) only shares of Common Stock of the respective class or classes affected by a matter shall be entitled to vote on such matter. At all meetings of the shareholders, the holders of one-third of the shares of stock of the Corporation entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as otherwise provided by statute or by the Articles of Incorporation. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the meeting except as otherwise required by the By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is present, each matter voted upon shall be decided by the vote of the holders of a majority of the votes entitled to be cast on such matter, except as otherwise provided by statute or by the Articles of Incorporation.

Except as otherwise provided by statute, the Company’s Articles of Incorporation or the By-Laws, any corporate action to be taken by vote of the shareholders shall be authorized by a majority of the total votes cast at a meeting of shareholders at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on such action, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Except as otherwise provided by statute, any action required to be taken at any regular or special meeting of shareholders or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of shareholders’ meetings: (i) a unanimous written consent which sets forth the action and is signed by each shareholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each shareholder entitled to notice of the meeting but not entitled to vote at it.

IMST II. Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

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The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholder meetings under Maryland corporate law or the Delaware Statutory Trust Act, respectively, or under its respective governing instruments unless required by applicable federal law.

Shareholder Liability. IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund and Acquiring Fund, respectively. Shareholders of IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. The Company’s governing instruments have no such provisions.

Director/Trustee Liability. The Company indemnifies the Directors against all liabilities and expenses incurred by reason of being a director to the fullest extent permitted by law. Similarly, IMST II indemnifies the Trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law. With respect to both, the Company and IMST II do not provide indemnification for liabilities due to a director’s or trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s or trustee’s duties.

Amendments to Charter Documents. The Board of Directors of the Company may amend its Articles of Incorporation and Bylaws by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board of Directors or by unanimous written consent and, if required, by approval of such amendment by shareholders. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Company and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.	Fiscal Year End

The fiscal year end for the Acquired Fund and the Acquiring Fund is August 31.

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7.	Capitalization

The following table shows, as of February 18, 2022 (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Class A Shares	$5,743,146	$17.98	319,405.022
Acquiring Fund Class A (Pro forma)	$5,743,146	$17.98	319,405.022

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Class D Shares	$9,382,700	$17.61	532,746.262
Acquiring Fund Class D Shares (Pro forma)	$9,382,700	$17.61	532,746.262

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Class I Shares	$144,367,190	$18.04	8,000,730.897
Acquiring Fund Class I Shares (Pro forma)	$144,367,190	$18.04	8,000,730.897

8.	Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Company and AXS are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization.

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H.	Additional Information about the Funds

1.	Past Performance of the Acquired Fund

Performance Summary

The following past performance information for the Acquired Fund is set forth below, including: (1) a bar chart showing changes in the Acquired Fund’s performance for Class I Shares from year to year for the calendar years since the Acquired Fund’s inception, and (2) a table detailing how the average annual total returns of the Acquired Fund, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class I Shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Class I Shares will vary from returns shown for Class I Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of broad-based market indices. The information shown reflects the performance of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”) which was reorganized into the Acquired Fund on April 28, 2017. The performance shown in the bar chart prior to that date reflect the performance of the Predecessor Fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at no cost by calling 1-855-467-4632. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future. If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

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Calendar-Year Total Return (before taxes) for Acquired Fund Class I Shares

Acquired Fund Class I Shares
Highest Calendar Quarter Return at NAV	16.91%	Quarter Ended June 30, 2020
Lowest Calendar Quarter Return at NAV	-40.84%	Quarter Ended March 31, 2020

Average Annual Total Returns (for Periods Ended December 31, 2021)	1 Year	5 Years	Since Inception (6/28/2013)[1]	Since Inception (9/27/2013)[2]
Class I Shares – Return Before Taxes	21.07%	3.20%	3.50%	N/A
Class I Shares – Return After Taxes on Distributions*	19.85%	1.65%	1.67%	N/A
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares**	12.73%	1.92%	1.99%	N/A
Class A Shares – Return Before Taxes	14.79%	1.86%	2.57%	N/A
Class D Shares - Returns Before Taxes	19.90%	2.17%	N/A	2.57%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects No Deductions for Fees, Expenses or Taxes	-1.54%	3.57%	3.21%	3.24%

[1]	The Predecessor Fund’s Class I and Class A Shares commenced operations on June 28, 2013.
[2]	The Predecessor Fund’s Class D Shares commenced operations on September 27, 2013.
*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I Shares will vary from returns shown for Class I Shares.
**	In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

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Portfolio Turnover

The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 149% of the average value of its portfolio.

2.	Investment Advisor and Portfolio Manager

Orinda serves as the investment advisor to the Acquired Fund. Subject to the oversight of the Board of Directors, Orinda is responsible for management of the Acquired Fund’s investment portfolio. If the Reorganization is approved and consummated, Orinda will not have a role with respect to the Acquiring Fund, and AXS will become the investment advisor to the Acquiring Fund pursuant to a new investment advisory agreement with IMST II, on behalf of the Acquiring Fund.

Ian Goltra is the portfolio manager for the Acquired Fund. Following the Reorganization, Mr. Goltra will continue to serve as the portfolio manager for the Acquiring Fund as an employee of AXS, and will be primarily responsible for the day-to-day management of the Acquiring Fund. Mr. Goltra’s biographical information is listed below:

Ian Goltra joined Orinda in 2016. Mr. Goltra is responsible for the Acquired Fund’s investment research, investment strategy, investment process and overall investment management of the Acquired Fund. Previously, from March 2010 to July 2016, Mr. Goltra served as a portfolio manager at Salient Partners (formerly, Forward Management LLC) after joining the company as a Senior Analyst in June 2009. Mr. Goltra served as Lead Portfolio Manager to the Salient Tactical Real Estate Fund (previously the “Forward Real Estate Long/Short Fund”) and co-led the portfolio management team of the Salient Real Estate Fund (previously the “Forward Real Estate Fund”), later serving as its Lead Manager.

The Acquired Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquired Fund.

3.	Board of Directors of the Company, Board of Trustees of IMST II and Service Providers

The Company and IMST II are operated by their respective board of directors/trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of directors.

Board of Directors of the Company

The Board of Directors of the Company has eight directors, seven of whom are not deemed to be “interested persons” of the Company (as defined in the 1940 Act). The following individuals comprise the Board: Julian A. Brodsky, Gregory P. Chandler, Lisa A. Dolly, Nicholas A. Giordano, Arnold M. Reichman, Brian T. Shea, Robert A, Straniere and Robert Sablowsky (interested Director).

Board of Trustees of IMST II

The IMST II Board of Trustees has six trustees, four of whom are not deemed to be “interested persons” of IMST II (as defined in the 1940 Act). The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Eric M. Banhazl (interested Trustee) and Terrance P. Gallagher (interested Trustee).

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Service Providers

The following chart describes the service providers to the Company and IMST II:

	Company	IMST II
Administrator	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE ACQUIRED FUND
VOTE FOR THE APPROVAL OF THE REORGANIZATION.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

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You may vote in one of the following ways:

•	attend the Special Meeting in person;
•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card; or
•	call the toll-free number listed on the proxy card to vote by telephone.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Quorum

Only shareholders of record on March 18, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

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Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal to approve the Reorganization Agreement is not a “routine” matter. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to this proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on March 18, 2022 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Company expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained AST Fund Solutions, LLC (“AST”) to provide proxy services, at an anticipated cost of approximately $[    ]. AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Company, by submission of a later-dated, duly executed proxy or by voting virtually at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Shareholders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, [   ] shares of the Acquired Fund ([ ] Class A Shares, [ ] Class D Shares, and [ ] Class I Shares) were outstanding.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act). Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Acquired Fund.

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Principal Shareholders

As of the Record Date, the following persons held of record or beneficially 5% or more of an outstanding class of shares of the Acquired Fund.

Shareholder Name/Address	Percentage of Total Outstanding Class A Shares of the Acquired Fund

Shareholder Name/Address	Percentage of Total Outstanding Class D Shares of the Acquired Fund

Shareholder Name/Address	Percentage of Total Outstanding Class I Shares of the Acquired Fund

Control Persons

As of Record Date, the following persons held of record or beneficially 25% or more of the outstanding shares of the Acquired Fund.

Shareholder Name/Address	Jurisdiction	Percentage of Total Outstanding Shares of the Acquired Fund

E.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will become investment advisor to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor. Orinda may be deemed to have an interest in the Reorganization because it has entered into a Transaction Agreement. Pursuant to the Transaction Agreement, Orinda will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders.

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III.       Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Company at its office at a reasonable time before the Company begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended August 31, 2021, contained in the Acquired Fund’s Annual Report to Shareholders, have been audited by Tait, Weller & Baker LLP (“Tait Weller”), an independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait Weller will also serve as the independent registered public accounting firm for the Acquiring Fund.

E.	Information Filed with the SEC

The Company and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

F.	Supplemental Financial Information

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of this Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

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There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _______ day of __________, 2022, by and among The RBB, Fund, Inc. (“RBB”), a Maryland corporation, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf of its series the Orinda Income Opportunities Fund (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST II”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Income Opportunities Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, AXS Investments LLC, with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573, UMB Fund Services, Inc. (“UMBFS”) with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California 91740.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of corresponding classes of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of RBB or any other series of IMST II or the assets of any other series of RBB or any other series of IMST II be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of RBB and the IMST II, respectively, RBB and IMST II are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund is authorized to issue its shares of common stock and the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: Class I, Class A and Class D, and, upon the Closing (as defined in paragraph 3.1), the Acquiring Fund will offer three classes of shares, which will be designated Class I, Class A and Class D. As part of the Reorganization, Class I, Class A, and Class D Acquired Fund Shares will be exchanged for Class I, Class A, and Class D Acquiring Fund Shares, respectively;

WHEREAS, the Directors of RBB have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of IMST II have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

A-1

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND

SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND

TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses as defined in Article IX and borne by [AXS, UMBFS and MFAC] pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

A-2

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation under Maryland law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMBFS, (the “Acquiring Fund Co-Administrator”) the Acquiring Fund’s accounting agent, in the manner set forth in IMST II’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and in the procedures adopted by IMST II’s Board of Trustees. The NAV per share of each class of Acquired Fund Shares shall be computed by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the RBB’s Articles of Incorporation, or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the RBB’s Board of Directors.

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2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund’s Co-Administrator. To the extent that the valuation policies and procedures of IMST II and the RBB would result in a material valuation difference, IMST II and RBB agree to use commercial reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [May 13, 2022], or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of [U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services], or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank National Association, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of IMST II’s a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMBFS, its transfer agent, to issue and deliver to the Secretary of RBB a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. RBB and the Acquired Fund represent and warrant to IMST II and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of RBB, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. RBB has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b) RBB is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Articles of Incorporation of RBB or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

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(h) The financial statements of the Acquired Fund for the most recently completed fiscal year ended August 31, 2021 are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of RBB, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of RBB, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and has no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

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(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) RBB has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of RBB under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of common stock and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by RBB, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

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(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. IMST II and the Acquiring Fund represent and warrant to RBB and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of IMST II, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. IMST II has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) IMST II is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of IMST II or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

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(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by IMST II with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by IMST II, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by IMST II, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, IMST II expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

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4.3 REPRESENTATIONS OF IMST II. IMST II represents and warrants to RBB as follows:

(a) IMST II has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) IMST II has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF RBB. RBB represents and warrants to IMST II that RBB has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. RBB will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by RBB’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. IMST II will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

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5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Directors and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. RBB covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, RBB will provide IMST II with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of RBB on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of common stock held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as IMST II may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by RBB’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

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(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by IMST II’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 IMST II, on behalf of the Acquiring Fund, shall have executed and delivered to RBB an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of IMST II, dated as of the Closing Date, addressing the following points:

(i) IMST II is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of IMST II, and the Acquiring Fund is a separate series of IMST II constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of IMST II.

(ii) IMST II is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii) Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

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(iv) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of IMST II’s Amended and Restated Agreement and Declaration of Trust.

(v) The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by IMST II and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi) To the knowledge of the President of IMST II, except as has been disclosed in writing to RBB, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to IMST II or the Acquiring Fund or any of their properties or assets or any person whom IMST II or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither IMST II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by IMST II with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 IMST II Board of Trustees, including a majority of Trustees who are not “interested persons” of IMST II as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by RBB’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

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7.2 RBB, on behalf of the Acquired Fund, shall have duly executed and delivered to IMST II such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of RBB, dated as of the Closing Date, addressing the following points:

(i)RBB is a corporation validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of RBB, and the Acquired Fund is a separate series of RBB constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of RBB.

(ii)RBB is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of RBB’s Articles of Incorporation.

(v)No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or Maryland corporate law is required to be obtained for the consummation by RBB and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Maryland corporate laws.

(vi)To the knowledge of the President of RBB, except as has been disclosed in writing to IMST II, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to RBB or the Acquired Fund or any of their properties or assets or any person whom RBB or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither RBB nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of RBB on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 RBB Board of Directors, including a majority of Directors who are not “interested persons” of RBB as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Maryland law and the provisions of the Articles of Incorporation of RBB. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 RBB and IMST II shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to IMST II and RBB, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

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(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders) as set forth herein. Except as otherwise agreed to by the parties in writing, UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall bear the first $25,000 of the total Reorganization Expenses as defined herein and AXS (or any affiliate thereof) shall bear all such expenses in excess of that amount. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to RBB, counsel to the Independent Directors of RBB, counsel to IMST II, and counsel to the Independent Trustees of IMST II; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of each Fund’s Board of Trustees or Board of Directors, as applicable, relating to the transactions contemplated herein (“Reorganization Expenses”).

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AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall remain so liable for their respective shares of the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or an affiliate thereof) shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or an affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 IMST II, on behalf of the Acquiring Fund, and RBB, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of IMST II and RBB. In addition, either IMST II or RBB may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees or Board of Directors, as applicable, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees or Board of Directors, as applicable, that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees or Board of Directors, as applicable, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, IMST II, RBB, or the respective Trustees, Directors, or officers to the other party or its Trustees, Directors, or officers, but paragraph 9.1 shall continue to apply.

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ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of IMST II personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of IMST II. The execution and delivery of this Agreement have been authorized by the Trustees of IMST II on behalf of the Acquiring Fund and signed by authorized officers of IMST II, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in IMST II’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, officers, agents, or employees of RBB personally, but shall bind only the trust property of the Acquired Fund, as provided in the Articles of Incorporation of RBB. The execution and delivery of this Agreement have been authorized by the Directors of RBB on behalf of the Acquired Fund and signed by authorized officers of RBB, acting as such. Such authorization by such Directors and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in RBB’s Articles of Incorporation.

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13.7 Each of IMST II, on behalf of the Acquiring Fund, and RBB, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of IMST II or RBB shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 RBB and IMST II will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE RBB FUND, INC.	INVESTMENT MANAGERS SERIES TRUST II
on behalf of the Acquired Fund	on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

AXS INVESTMENTS LLC	UMB FUND SERVICES, INC.
solely with respect to Article IX	solely with respect to Article IX

By:	By:

Name:	Name:

Title:	Title:

MUTUAL FUND ADMINISTRATION, LLC
solely with respect to Article IX

By:

Name:

Title:

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APPENDIX B — MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund. The term “Advisor” refers to AXS.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objectives

The Fund’s investment objectives are to seek to maximize current income with potential for modest growth of capital. There is no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in U.S. and non-U.S. securities and investment instruments including, but not limited to, equity securities, debt securities, and derivatives. The Fund’s allocation to these various security types and asset classes will vary over time in response to changing market opportunities with the goal of maximizing current income. The Fund may invest without limit in foreign securities, and up to 50% of the Fund’s net assets may be invested in the securities of issuers located in emerging markets. Emerging markets are those countries that are considered to be emerging markets or developing economies by the World Bank or the International Finance Corporation or are included in any of MSCI emerging market indices.

The Fund may invest without limit in equity securities of issuers of any market capitalization, and the Fund will generally invest in the equity securities of REITs and registered investment companies, including ETFs. The Fund may also invest in the equity securities of MLPs. The types of equity securities in which the Fund will generally invest include common stock, preferred stock, rights, warrants, and depositary receipts. The Fund’s investments in depositary receipts may include ADRs, EDRs, and GDRs. The Fund generally invests in dividend paying stocks. The Fund may invest up to 25% of its net assets in IPOs.

The Fund generally invests at least 50% of its net assets in REITs. As a result of its investments in REITs, the Fund is concentrated in the real estate industry.

The Fund may invest without limit in debt securities, provided that no more than 30% of its net assets are invested in debt securities rated below investment grade (known as “junk bonds”). The types of debt securities in which the Fund may invest generally include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities, asset-backed securities, ETNs, floating rate loans, convertible securities, inflation-linked debt securities and subordinated debt securities. The Fund invests in debt securities of any duration and with a broad range of maturities, and the Fund’s investments may have fixed or variable principal payments.

The Fund may also invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.

The Fund may invest up to 85% of its net assets in derivatives, including options, futures (such as bond, index, interest rate and currency futures, but excluding commodities futures) and swaps (such as credit-default swaps, interest rate swaps and total return swaps). These derivative instruments may be used for investment purposes; to modify or hedge the Fund’s exposure to a particular investment or market related risk; to manage the volatility of the Fund; to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; and as a substitute for purchasing or selling securities.

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The Fund may utilize leverage (by borrowing against a line of credit for investment purposes) equal to up to one-third of the value of its assets as part of the portfolio management process. The Fund may also sell securities short with respect to 100% of its net assets and may lend its portfolio securities to generate additional income. A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.

The Advisor generally uses a bottom up approach when selecting equity investments, with an emphasis on dividend yield, earnings growth and valuation. The Fund invests in the equity securities of companies that the Advisor believes offer attractive yields with the potential for long-term capital appreciation. The Advisor evaluates debt securities using traditional fundamental analysis of the issuer to determine credit quality, combined with valuation metrics of the fixed income security, including spread compared to relevant government securities, and yield compared to fixed income securities with similar credit risk. Distressed and below investment grade securities analysis may also include the likelihood of capital appreciation. The Advisor evaluates derivatives based on their ability to meet the Advisor’s exposure objective for the derivative. For example, the Advisor may consider the correlation of a derivative to the security or basket of securities it is intended to hedge, or the annualized yield premium on a covered call intended to increase income.

From time to time, the Fund may have a significant portion of its assets in one or more market sectors. In pursuing its investment objectives, the Fund may engage in frequent trading.

The Advisor may sell all or a portion of a position in the Fund’s portfolio when, in its opinion, one or more of the following occurs, among other reasons: (1) the security or instrument has achieved its investment expectations; (2) the Advisor identifies more attractive investment opportunities for the Fund; or (3) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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•	Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•	Real Estate Industry Risk. Because the Fund concentrates its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of companies that invest in real estate assets. The Fund’s investments in non-U.S. REITs are subject to the risks associated with foreign investments and emerging markets generally including different legal and accounting standards than U.S. companies, less regulations, less liquid securities markets, and volatility in the prices of securities due to economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.

•	REIT Risk. In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for the favorable U.S. federal income tax treatment generally available to them under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

o	Equity REITs will be affected by changes in the values of and incomes from the properties they own. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

o	Unlike regular corporations, U.S. domestic entities that qualify as REITs for U.S. federal income tax purposes are not taxed on income distributed to their shareholders or unitholders, if they comply with various requirements under the Internal Revenue Code of 1986, as amended (the “Code”). There is the risk that a REIT held by the Fund will fail to qualify for this favorable U.S. federal income tax treatment. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries.

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o	By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, shareholders of the Fund will also indirectly bear similar expenses of the REITs in which the Fund invests.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which will, among other things, limit the Fund’s use of derivatives and eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act. The Fund will be required to implement and comply with the Derivatives Rule by August 19, 2022. The Derivatives Rule is not expected to affect how the Fund is managed, but it could impose different limits on certain derivatives transactions and short sales entered into by the Fund. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

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Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Swap Transactions. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

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Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts and exchange-listed and over-the-counter put and call options on securities or on financial indices (collectively, “Hedging Instruments”).Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures — such as margin requirements for non-cleared transactions — may offer market participants additional protections once implemented.

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Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled

(“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

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•	Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•	Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such companies. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. In addition, there may be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in 2021 prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objectives.

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•	IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•	Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

•	High Yield (“junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

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•	Leveraging Risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

•	Private Placements and Restricted Securities Risks. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the Securities Act or an exemption from registration (such as Rules 144 or 144A). Investing in private placements and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

•	Master Limited Partnership Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLPs generally own and operate assets that are used in the energy sector, and they are therefore subject to risks impacting that sector, including, among others, fluctuations in commodity prices and/or interest rates, increased governmental or environmental regulation, reduced availability of commodities, declines in production, extreme weather or other natural disasters, and threats of terrorist attacks on energy assets. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.

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•	MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. A U.S. entity that is treated as a partnership for federal income tax purposes is not itself subject to federal income tax. Instead, the entity’s partners are required to report on their federal income tax returns their shares of each item of the entity’s income, gain, loss and deduction for each taxable year of the entity ending with or within the partner’s taxable year. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s basis in its partnership interest, and is generally treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s basis in the partnership. If the Fund invests in the equity securities of an MLP, the Fund will be a partner in that MLP. Thus, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The cash distributions that the Fund may receive with respect to its investments in equity securities of MLPs may exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which could result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be treated as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

•	Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-related and asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

•	Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

B-11

•	Convertible Securities Risk. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

•	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

•	ETF and Mutual Fund Risk. Investing in ETFs or mutual funds (including other funds managed by the Advisor) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

•	Warrants and Rights Risk. A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant or right). If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and the Fund may not always realize full value on the sale of rights.

B-12

•	Sector Focus Risk. From time to time, the Fund may invest a significant amount of its total assets in each of certain sectors of the economy. Each of those sectors may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies, which may impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.

•	LIBOR Risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. Various financial industry groups have been planning for the transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the applicable phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

•	Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

B-13

•	Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

•	Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

•	Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

•	Portfolio Turnover Risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•	COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

B-14

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

AXS Investments LLC, a Delaware limited liability company formed in August 2019, which maintains its principal offices at 181 Westchester Avenue, Unit 402, Port Chester, New York 10573, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with IMST II. The Advisor is registered as an investment advisor with the SEC and provides investment advice to open-end funds. The Advisor had approximately $712 million in assets under management as of October 31, 2021.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee of 1.00% as a percentage of the Fund’s average daily net assets, calculated daily and payable twice per month.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-annual Report to shareholders dated as of August 31, 2022.

Manager of Managers Structure

AXS and IMST II have received an exemptive order from the SEC for the Fund which allows AXS to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the Board, has the discretion to terminate any sub-advisor, including Kellner, and allocate and reallocate the Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for the Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for the Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Fund. Within 90 days after hiring any new sub-advisor, the Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of the Fund will have approved the operation of the Fund under any “manager of managers” structure.

B-15

Use of the “manager of managers” structure does not diminish AXS’ responsibilities to the Fund under its AXS Investment Advisory Agreement. AXS has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS will: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

Portfolio Manager

Ian Goltra is a portfolio manager of AXS and is responsible for the Fund’s investment research, investment strategy, investment process and overall investment management of the Fund. He joined the AXS in [ ] 2022. From September 2016 to [ ] 2022, Mr. Goltra served as a portfolio manager at Orinda Asset Management LLC and was primarily responsible for the day to day management of the Orinda Income Opportunities Fund, a series of The RBB Fund, Inc. Previously, Mr. Goltra served as a portfolio manager at Salient Partners (formerly, Forward Management LLC) after joining the company as a Senior Analyst in June 2009. Mr. Goltra served as Lead Portfolio Manager to the Salient Tactical Real Estate Fund (previously the “Forward Real Estate Long/Short Fund”) and co-led the portfolio management team of the Salient Real Estate Fund (previously the “Forward Real Estate Fund”), later serving as its Lead Manager.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with IMST II, AXS or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65%, 2.40% and 1.40% of the average daily net assets of Class A shares, Class D shares, and Class I shares of the Fund, respectively. This agreement is in effect until May 13, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees.

B-16

AXS is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment.Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. The Fund must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION PLAN

Distribution and Service (Rule 12b-1) Fees for Class A Shares

IMST II has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

Distribution and Service (Rule 12b-1) Fees (For Class D Shares)

IMST II, on behalf of the Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class D shares. Under the 12b-1 Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class D shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class D shares and the maintenance of their shareholder accounts.

For Class D shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the applicable Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the expenses of the Fund applicable to each class of shares offered in this Prospectus.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

B-17

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class. The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A Shares and Class D Shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund do not value their shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

B-18

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Buying Fund Shares

This Prospectus offers two classes of shares of the Fund, designated as Class A shares, Class D shares, and Class I Shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to annual 12b-1 distribution fees. Class A shares do not have a contingent deferred sales charge (“CDSC”).
•	Class D shares are not subject to any sales loads but are subject to annual 12b-1 distribution fees. Class D shares do not have a CDSC.
•	Class I shares are not subject to any sales loads, CDSC or 12b-1 distribution fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for any reduction or waiver of sales charges.

Class A shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I shares may be more suitable than Class A shares. You should consult with your financial advisor for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & D Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000	None

B-19

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares - Sales Charge Schedule

Class A shares is sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amounts you invest as shown in the following chart. This means that part of the funds you contribute to the Fund to purchase Fund shares will be used to pay the sales charge.

Your Investment	Front-End Sales Charge As a % Of Offering Price[1]	Front-End Sales Charge As a % Of Net Investment[2]	Dealer Reallowance As a % Of Offering Price
Under $24,999	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	None
[1]	The offering price includes the sales charge.
2	Represents the amount of sales charge retained by the selling broker-dealer.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A — Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

B-20

Quantity Discounts. When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $24,999 of Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $25,000 would pay an initial charge of 5.00%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” table above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

•	you assure the Fund in writing that you intend to invest at least $25,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or
•	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $25,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

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Information about sales charges can be found on the Fund’s website www.axsinvestments.com or you can consult with your financial representative.

Net Asset Value Purchases. Class A shares are available for purchase without a sales charge if you are:

•	reinvesting dividends or distributions;
•	making additional investments for your 401(k) or other retirement or direct accounts;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);
•	a current Trustee of IMST II; or
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Information on sales charges can also be found on the Fund’s website at www.axsinvestments.com, or obtained by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587), or consulting with your financial advisor. Please see “Appendix A - Waivers and Discounts Available From Intermediaries” for additional information.

Class D Shares

Class D Shares of the Fund are sold at NAV. Class D Shares are subject to a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets under the 12b-1 Plan. Class D shares do not have a CDSC.

Class I Shares

To purchase Class I Shares of the Fund, you generally must invest at least the minimum set forth in the Minimum Investment table above. Class I Shares are not subject to any sales charge. You do not pay any ongoing distribution/service fee on Class I Shares.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

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Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the relevant Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

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Methods of Buying
Through a broker-dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail	Overnight Delivery
	AXS Funds	AXS Funds
	P.O. Box 2175	235 West Galena Street
	Milwaukee, Wisconsin 53201	Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

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Methods of Buying
By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “AXS Funds”

A/C #987 2325 184

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833- 297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund do not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail	Overnight Delivery
	AXS Funds	AXS Funds
	P.O. Box 2175	235 West Galena Street
	Milwaukee, Wisconsin 53201	Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•     You wish to redeem more than $50,000 worth of shares;

•     When redemption proceeds are sent to any person, address or bank account not on record;

•     If a change of address was received by the Transfer Agent within the last 15 days;

•     If ownership is changed on your account; or

•     When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-833-AXS-ALTS (1-833- 297-2587). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

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Selling (Redeeming) Fund Shares

Note: The Fund and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•   The Fund account number;

•   The name in which his or her account is registered;

•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

B-27

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the relevant Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within

30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “average cost” as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

B-28

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST II believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices	IMST II may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST II believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, IMST II seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

B-29

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange Class A and Class I shares of the Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A and Class I shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A, Class D and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

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Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

B-31

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds his or her shares of the Fund as capital assets). Return-of-capital distributions received by a shareholder will reduce the shareholder’s tax basis in its Fund shares, and will generally result in a larger capital gain (or smaller capital loss) when the shareholder redeems shares. A portion of the Fund’s distributions each year may be treated as return-of-capital distributions.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

B-32

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

B-33

APPENDIX C — FINANCIAL HIGHLIGHTS OF ACQUIRED FUND

The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for each applicable period prior to May 1, 2017 is that of the Orinda Income Opportunities Fund, a series of Advisors Series Trust. The Acquired Fund is the accounting successor to the Orinda Income Opportunities Fund as a result of the reorganization of the Orinda Income Opportunities Fund into the Acquired Fund following the close of business on April 28, 2017. This information for the Acquired Fund has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial information below reflects the financial performance of the Acquired Fund and is not necessarily an indication of the Acquiring Fund’s future financial performance.

C-1

For a capital share outstanding throughout the period

	CLASS I SHARES
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017
Net asset value – Beginning of period	$15.78	$21.83	$22.50	$23.42	$23.66		$21.36
Income from Investment Operations:
Net investment income/(loss)(1)	0.32	0.67	0.95	0.86	0.63		1.10
Net realized and unrealized gain/(loss) on investments	4.10	(5.44)	(0.12)	(0.17)	(0.02)		2.90
Total from investment operations	4.42	(4.77)	0.83	0.69	0.61		4.00
Less Distributions:
Dividends from net investment income	(0.61)	(0.95)	(1.14)	(1.15)	(0.63)		(1.10)
Distributions from net realized gains	—	—	—	—	—		—
Return of capital	(0.51)	(0.33)	(0.36)	(0.46)	(0.22)		(0.60)
Total distributions	(1.12)	(1.28)	(1.50)	(1.61)	(0.85)		(1.70)
Net asset value – End of period	$19.08	$15.78	$21.83	$22.50	$23.42		$23.66
Total return/(loss)	29.12%	(22.22)%	4.17%	3.24%	2.62	%(4)	19.29%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$181,351	$150,062	$206,355	$193,184	$193,361		$180,360
Ratio of operating expenses to average net assets:
Before Recoupments/ Reimbursements	1.40%	1.71%	1.79%	1.92%	1.82	%(5)	2.01%
After Recoupments/ Reimbursements	1.43%	1.69%	1.79%	1.92%	1.82	%(5)	2.01%
Ratio of interest expense and dividends on short positions to average net assets	0.09%	0.35%	0.50%	0.63%	0.55	%(5)	0.68%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/ Reimbursements	1.88%	3.65%	4.43%	3.83%	5.33	%(5)	4.68%
After Recoupments/ Reimbursements	1.85%	3.67%	4.43%	3.83%	5.33	%(5)	4.68%
Portfolio turnover rate	149%	153%	131%	102%	46	%(4)	121%

(1)	Calculated based on average shares outstanding during the period.
(2)	Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.
(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.

(5)	Annualized.
C-2

For a capital share outstanding throughout the period

	CLASS A SHARES
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017
Net asset value – Beginning of period	$15.74	$21.77	$22.46	$23.33	$23.58		$21.31
Income from Investment Operations:
Net investment income/(loss)(1)	0.30	0.68	0.85	0.77	0.59		1.03
Net realized and unrealized gain/(loss) on investments	4.06	(5.48)	(0.10)	(0.14)	(0.02)		2.88
Total from investment operations	4.36	(4.80)	0.75	0.63	0.57		3.91
Less Distributions:
Dividends from net investment income	(0.57)	(0.90)	(1.08)	(1.04)	(0.60)		(1.04)
Distributions from net realized gains	—	—	—	—	—		—
Return of capital	(0.51)	(0.33)	(0.36)	(0.46)	(0.22)		(0.60)
Total distributions	(1.08)	(1.23)	(1.44)	(1.50)	(0.82)		(1.64)
Net asset value – End of period	$19.02	$15.74	$21.77	$22.46	$23.33		$23.58
Total return/(loss)	28.78%	(22.43)%	3.82%	2.94%	2.49	%(4)	18.90%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$7,427	$14,444	$62,963	$45,783	$112,549		$101,270
Ratio of operating expenses to average net assets:
Before Recoupments/ Reimbursements	1.65%	1.82%	2.04%	2.07%	2.12	%(5)	2.29%
After Recoupments/ Reimbursements	1.69%	1.80%	2.04%	2.07%	2.12	%(5)	2.29%
Ratio of interest expense and dividends on short positions to average net assets	0.08%	0.25%	0.46%	0.51%	0.55	%(5)	0.66%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/ Reimbursements	1.80%	3.34%	3.96%	3.37%	5.03	%(5)	4.34%
After Recoupments/ Reimbursements	1.76%	3.36%	3.96%	3.37%	5.03	%(5)	4.34%
Portfolio turnover rate	149%	153%	131%	102%	46	%(4)	121%

(1)	Calculated based on average shares outstanding during the period.
(2)	Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.
(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

C-3

For a capital share outstanding throughout the period

	CLASS D SHARES
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017
Net asset value – Beginning of period	$15.49	$21.52	$22.23	$23.18	$23.49		$21.25
Income from Investment Operations:
Net investment income/(loss)(1)	0.15	0.49	0.73	0.63	0.51		0.87
Net realized and unrealized gain/(loss) on investments	4.00	(5.36)	(0.13)	(0.16)	(0.02)		2.88
Total from investment operations	4.15	(4.87)	0.60	0.47	0.49		3.75
Less Distributions:
Dividends from net investment income	(0.47)	(0.83)	(0.95)	(0.96)	(0.58)		(0.90)
Distributions from net realized gains	—	—	—	—	—		—
Return of capital	(0.51)	(0.33)	(0.36)	(0.46)	(0.22)		(0.61)
Total distributions	(0.98)	(1.16)	(1.31)	(1.42)	(0.80)		(1.51)
Net asset value – End of period	$18.66	$15.49	$21.52	$22.23	$23.18		$23.49
Total return/(loss)	27.80%	(22.99)%	3.12%	2.23%	2.13	%(4)	18.10%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,420	$9,626	$17,939	$20,497	$22,274		$23,963
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.40%	2.70%	2.80%	2.93%	2.79	%(5)	2.98%
After Recoupments/Reimbursements	2.43%	2.68%	2.80%	2.93%	2.79	%(5)	2.98%
Ratio of interest expense and dividends on short positions to average net assets	0.09%	0.34%	0.52%	0.64%	0.55	%(5)	0.67%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	0.90%	2.65%	3.43%	2.90%	4.36	%(5)	3.76%
After Recoupments/Reimbursements	0.88%	2.67%	3.43%	2.90%	4.36	%(5)	3.76%
Portfolio turnover rate	149%	153%	131%	102%	46	%(4)	121%

(1)	Calculated based on average shares outstanding during the period.
(2)	Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.
(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

C-4

Statement of Additional Information

[_________], 2022

Orinda Income Opportunities Fund

a series of The RBB Fund, Inc.

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

 AXS Income Opportunities Fund

a series of Investment Managers Series Trust II

235 W. Galena Street

Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [____], 2022, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of Orinda Income Opportunities Fund (the “Acquired Fund”), a series of The RBB Fund, Inc., a Maryland corporation, to be held on [May 6, 2022]. A copy of the Combined Proxy Statement/Prospectus is available by calling toll free 1-855-467-4632. This SAI relates specifically to the proposed reorganization of the Acquired Fund into the AXS Income Opportunities Fund, a newly created series of Investment Managers Series Trust II (“IMST II”) (the “Acquiring Fund”).

This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

•	Prospectus and Statement of Additional Information of the Acquired Fund, each dated December 30, 2021 filed with the SEC on December 20, 2021 (Accession No. 0001398344-21-024188);

•	Semi-Annual Report to Shareholders of the Acquired Fund dated February 28, 2021 filed with the SEC on May 7, 2021(Accession No. 0001398344-21-009933);

•	Annual Report to Shareholders of the Acquired Fund dated August 31, 2021 filed with the SEC on November 4, 2021 (Accession No. 0001398344-21-020929); and

•	Prospectus and Statement of Additional Information of the Acquiring Fund, each dated [February 28, 2022 filed with the SEC on February 28, 2022 (Accession No. )].

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the corresponding Acquired Fund.  For this reason, the financial statements of the Acquiring Fund and pro forma financial statements of the Acquiring Funds have not been included herein.

B-1

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

	(a)		Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(b)		Agreement and Declaration of Trust of Registrant dated September 16, 2013 is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

		(i)	Amendment to the Agreement and Declaration of Trust of Registrant dated October 20, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 227 filed with the Commission on October 28, 2020.

(2)	By-Laws:

	(a)		Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization:

	(a)		Form of Agreement and Plan of Reorganization is filed as Appendix A to Part of this Registration Statement on Form N-14.

(5)			Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Management Agreements:

	(a)		Amended and Restated Investment Advisory Agreement between the Trust and AXS Investments LLC – filed herewith.

(7)	Distribution Agreements:

	(a)		Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

	(b)		Novated Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 270 filed with the Commission on December 17, 2021.
		(1)	Form of Amendment to the Novated Distribution Agreement – filed herewith.

(8)	Not applicable.

(9)	Custody Agreements:

	(a)	Custody Agreement is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 212 filed with the Commission on April 29, 2020.

(10)	Distribution Plan and Rule 18f-3 Plan:

	(a)	Amended and Restated Distribution (Rule 12b-1) Plan – filed herewith.

	(b)	Multiple Class Rule 18f-3 Plan – filed herewith.

(11)	Opinion of Counsel:

	(a)	Opinion and consent of counsel as to the legality of the securities being registered – filed herewith.

(12)	Form of opinion as to tax matters and consent – filed herewith.

(13)	Other Material Contracts

	(a)	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(b)	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(c)	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

	(d)	Amended and Restated Operating Expense Limitation Agreement – filed herewith.

(14)	Other Opinions:

	(a)	Consent of Tait, Weller and Baker LLP – filed herewith.

	(b)	Consent of Tait, Weller and Baker LLP – filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney:

	(a)	Powers of Attorney – filed herewith.

(17)	Powers of Attorney:

	(a)	Form of Proxy Card – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 24th day of February 2022.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 24th day of February 2022 by the following persons in the capacities set forth below.

Signature		Title

/s/ Thomas Knipper
Thomas Knipper		Trustee

/s/ Kathleen K. Shkuda
Kathleen K. Shkuda		Trustee

/s/ Larry D. Tashjian
Larry D. Tashjian		Trustee

/s/ John P. Zader
John P. Zader		Trustee

/s/ Eric M. Banhazl
Eric M. Banhazl		Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher		Trustee, President and Principal Executive Officer
/s/ Rita Dam
Rita Dam		Treasurer and Principal Financial Officer

† By:	Rita Dam

Attorney-in-fact, pursuant to power of attorney filed herewith.

Exhibit Index

Amended and Restated Investment Advisory Agreement between the Trust and AXS Investments LLC	EX-16.6(a)
Form of Amendment to the Novated Distribution Agreement	EX-16.7(b)(1)
Amended and Restated Distribution (Rule 12b-1) Plan	EX-16.10(a)
Multiple Class Rule 18f-3 Plan	EX-16.10(b)
Opinion and Consent of Counsel	EX-16.11(a)
Form of Opinion as to Tax Matters and Consent	EX-16.12
Amended and Restated Operating Expense Limitation Agreement	EX-16.13(d)
Consent of Tait, Weller & Baker LLP	EX-16.14(a)
Consent of Tait, Weller & Baker LLP	EX-16.14(b)
Powers of Attorney	EX-16.16(a)
Form of Proxy Card	EX-16.17(a)